Property, plant and equipment, net (Tables)	6 Months Ended
Jun. 30, 2022
Property, plant and equipment, net
Schedule of property, plant and equipment

	6/30/2022	12/31/2021

	(€ in thousands)
Land, buildings and leasehold improvements	17,488	18,048
Plant and machinery	4,577	4,329
Other facilities, factory and office equipment	809	894
Assets under construction and prepayments made	568	448
Total	23,442	23,719
Thereof pledged assets of Property, Plant and Equipment	11,984	12,261